UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2007
The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860)403-5000

NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
On February 22, 2007, the Compensation Committee of the Board of Directors (the “Committee”) of The Phoenix Companies, Inc. (the “Company”) approved an individual performance-based incentive grant of restricted stock units (“RSUs”) to James D. Wehr, a named executive officer of the Company, under The Phoenix Companies, Inc. 2003 Restricted Stock, Restricted Stock Unit and Long-Term Incentive Plan (incorporated herein by reference to Exhibit B to the Company’s Proxy Statement filed March 21, 2003) (the “Plan”). The Committee also determined the performance-based goals that must be achieved for the RSUs to be earned. The grant was made pursuant to the form of agreement attached hereto as exhibit 10.1 and incorporated herein by reference. The RSUs cliff vest upon the completion of a three-year measurement period commencing January 1, 2007 and terminating December 31, 2009, subject to the achievement of certain performance-based goals linked to cumulative new third-party revenue growth of certain designated funds advised by the Company’s indirect subsidiary, Goodwin Capital Advisers, Inc. (“Goodwin”). The achievement of these goals will be determined in the first quarter of 2010. The RSUs are also subject to pro-rated vesting in the event of termination due to death, Disability or Approved Retirement (each as defined in the Plan), in each case subject to adjustment to reflect actual performance results.
For Mr. Wehr to earn the target number of RSUs, determined by dividing the target award value ($500,000) by the Company’s stock price at closing on February 22, 2007 ($14.69) and rounded up to the nearest whole RSU (34,037 RSUs), revenues for the designated funds would need to meet or exceed 120% of Goodwin’s business plan objectives. Mr. Wehr will earn the minimum, or threshold, award of 17,019 RSUs, should the applicable revenues from the designated funds meet or exceed 110% of Goodwin’s business plan objectives. For Mr. Wehr to earn the maximum award of 68,074 RSUs, the applicable revenues from the designated funds would need to meet or exceed 140% of Goodwin’s business plan objectives. Should the applicable revenues from the designated funds fall between Goodwin’s threshold and target revenue objectives, or between Goodwin’s target and maximum revenue objectives, the number of RSUs earned by Mr. Wehr will be interpolated from the number of RSUs that may be earned at those performance levels, respectively.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
     The following exhibit is filed herewith:
10.1	Form of Restricted Stock Units Agreement for Individual Performance-Based Incentive Grants.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.
Date: February 28, 2007	By:	/s/ Tracy L. Rich
		Name:	Tracy L. Rich
		Title:	Executive Vice President, General Counsel and Secretary